UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 30, 2013

Health Management Associates, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5811 Pelican Bay Boulevard, Suite 500,
Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (239) 598-3131

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) Health Management Associates, Inc. (the “Company” or “HMA”) participates in federal Medicare and various state Medicaid Healthcare Information Technology (“HCIT”) programs pursuant to which Medicare and Medicaid incentive payments are paid to eligible hospitals and physician practices that implement and achieve “meaningful use” of certified electronic health record (“EHR”) technology.  In October 2013, based on the results of an internal review, the Company determined that it had made an error in applying the requirements for certifying its EHR technology under these programs and, as a result, that 11 of the hospitals it had enrolled in the HCIT programs did not meet the “meaningful use” criteria necessary to qualify for HCIT payments.  The Company promptly notified the Centers for Medicare and Medicaid Services (“CMS”), the government agency responsible for administering federal HCIT programs, as well as the agencies that administer the various relevant state HCIT programs, of its determination.

The Company estimates that, between July 1, 2011 and June 30, 2013, it recognized as income HCIT incentive payments totaling approximately $31.0 million for the hospitals that did not meet the “meaningful use” criteria.  Of these payments, the Company recognized as income approximately $8.3 million in 2011, approximately $17.3 million in 2012 and approximately $5.4 million in the first six months of 2013.  On October 30, 2013, the Company withdrew the 11 hospitals from the HCIT programs and repaid the majority of the funds to CMS.  The Company is in the process of repaying the balance of the funds to the relevant state programs.  The Company expects to re-enroll the hospitals in the HCIT programs and may be able to recoup some portion of the amount repaid.

On October 30, 2013, management of the Company concluded, and the Audit Committee of the Board of Directors (the “Audit Committee”) approved the conclusion, that due to the error in accounting treatment of the HCIT payments for the 11 hospitals referred to above, the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “2012 10-K”) and in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2013 and June 30, 2013 (the “2013 10-Qs”), as well as all releases issued by the Company discussing the Company’s financial results for these periods and the Company’s guidance for fiscal year 2013 issued on July 30, 2013, should no longer be relied upon.  In addition, the reports, dated February 27, 2013, of Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, on the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting should no longer be relied upon.

The Company will correct the error in accounting treatment described above by restating its financial statements for the 2010, 2011 and 2012 fiscal years in an amendment to the 2012 10-K and by restating its financial statements for the fiscal quarters ended March 31, 2013 and June 30, 2013 in amendments to the 2013 10-Qs.  The restatements will also reflect certain immaterial unrelated adjustments.

Following the filing of these amendments, the Company will file its Quarterly Report on 10-Q for the fiscal quarter ended September 30, 2013.  The Company expects that its restated financial statements for the fiscal years ended December 31, 2012,

December 31, 2012, 2011 and 2010 and its financial statements for the fiscal quarter ended September 30, 2013 will also be incorporated by reference in an amendment to the registration statement on Form S-4 filed by Community Health Systems, Inc. (“CHS”) relating to the pending merger with the Company.  As previously disclosed, the Company and CHS expect the transaction to close during the first quarter of 2014, subject to satisfaction of customary closing conditions contained in the merger agreement, including approval of HMA’s stockholders and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

In connection with its conclusion discussed above, management re-assessed its report on the effectiveness of the Company’s internal control over financial reporting contained in the 2012 10-K and its conclusions as to the effectiveness of the Company’s disclosure controls and procedures contained in the 2012 10-K and the 2013 10-Qs.  Management concluded that a control deficiency related to the administration and oversight of the Company’s EHR enrollment process constituting a material weakness in its internal control over financial reporting existed at December 31, 2012, March 31, 2013 and June 30, 2013 and that, due solely to this material weakness, the Company’s internal control over financial reporting and its disclosure controls and procedures were not effective as of those dates.

The Company is in the process of correcting its accounting treatment of HCIT payments and implementing new controls that management believes will remediate the material weakness in internal control over financial reporting described in this report.  The Company has engaged Ober Kaler, a national law firm that specializes in providing regulatory review and services to health care organizations, including with respect to the HCIT programs and “meaningful use,” to oversee an independent validation of all of the Company’s processes and procedures related to HCIT certification and attestation.  The Company will test the ongoing operating effectiveness of the new controls in future periods.

The Company’s management and the Audit Committee have discussed the matters described in this report with E&Y.

Item 8.01 – Other Events

On November 5, 2013, the Company issued a press release with respect to the matters disclosed in this report.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

99.1 – HMA Press Release dated November 5, 2013

Forward-Looking Statements

Certain statements contained in this communication and other communications by the Company relating to the pending merger with CHS may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “pending,” “continues,” “should,” “could” and other similar words. All statements addressing events or developments that HMA expects or anticipates will occur in the future, including but not limited, the completion of the restatement and remediation of the related material weakness in internal control over financial reporting, are considered to be “forward-looking statements.”  These statements also include, but are not limited to, statements regarding the expected timing of the completion of the merger with Community Health Systems, Inc. (“CHS”), the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements regarding the merger are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties.  Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals; the risk that the benefits of the transaction, including cost savings and other synergies may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; changes in regulatory, social and political conditions, as well as general economic conditions.  Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties.

Additional risks and factors that may affect results are set forth in each of HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012 under the “Risk Factors” section. The forward-looking statements speak only as of the date of this communication. Except as required by law, the Company disclaims any obligation to update its risk factors or to publicly announce updates to the forward-looking statements.

Important Information and Where to Find It

In connection with the proposed transaction, CHS has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HMA and a preliminary prospectus of CHS. CHS and HMA plan to file a definitive proxy statement/prospectus and other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. When completed and available, the definitive proxy statement/prospectus and a form of proxy will be mailed to stockholders of HMA. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus (when they become available) and other documents filed with the SEC from CHS’s website at www.chs.net or and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in HMA’s preliminary proxy statement contained in the registration statement on Form S-4 filed by CHS with the SEC on September 24, 2013.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Management Associates, Inc.

By:	/s/ Steven E. Clifton
	Name:	Steven E. Clifton
	Title:	Senior Vice President and General Counsel

Date: November 5, 2013